UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2022

CENTERPOINT ENERGY RESOURCES CORP.

(Exact name of registrant as specified in its charter)

Delaware	1-13265	76-0511406
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1111 Louisiana
Houston Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 207-1111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
6.625% Senior Notes due 2037	n/a	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On June 30, 2022, in connection with an internal restructuring (the “Restructuring”), CenterPoint Energy Resources Corp. (the “Company”), a wholly owned subsidiary of CenterPoint Energy, Inc. ( “CenterPoint Energy”), acquired 100% of: (i) the issued and outstanding stock of Indiana Gas Company, Inc. (“Indiana Gas”) and (ii) the issued and outstanding membership interests of Vectren Energy Delivery of Ohio, LLC (“VEDO”), each of which were wholly owned subsidiaries of Vectren Utility Holdings, Inc. (“VUHI”), an indirect subsidiary of CenterPoint Energy. As a result, Indiana Gas and VEDO became wholly owned subsidiaries of the Company and Southern Indiana Gas and Electric Company remained a wholly owned subsidiary of VUHI.

As previously disclosed, on May 27, 2022, the Company completed private offers to exchange (the “Exchange Offers”) certain of the outstanding series of guaranteed senior notes (collectively, the “Existing Notes”) issued by VUHI for new senior notes issued by the Company. In connection with the Restructuring, VUHI repaid in full the Existing Notes that the Company acquired in the Exchange Offers.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The (i) audited combined financial statements of Indiana Gas and VEDO as of December 31, 2021 and for the year then ended and related Independent Auditor’s Report and (ii) the unaudited combined financial statements of Indiana Gas and VEDO as of March 31, 2022 and for the three-month period then ended were previously filed as Exhibits 99.1 and 99.2, respectively, to the Company’s Current Report on Form 8-K, as filed with the Securities and Exchange Commission on June 7, 2022, and are included as Exhibits 99.1 and 99.2 hereto, respectively, and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial statements of the Company as of March 31, 2022 and for the three-month period then ended and the years ended December 31, 2021, 2020 and 2019 giving effect to the Restructuring and related transactions, including such information required by Article 11 of Regulation S-X, are attached hereto as Exhibit 99.3 and are incorporated herein by reference.

(d) Exhibits.

EXHIBIT NUMBER	EXHIBIT DESCRIPTION

23.1**	Consent of Deloitte & Touche LLP.

99.1*	Audited combined financial statements of Indiana Gas Company, Inc. and Vectren Energy Delivery of Ohio, Inc. as of December 31, 2021 and for the year then ended and the related Independent Auditor’s Report (incorporated by reference to Exhibit 99.1 of the Current Report on Form 8-K filed by the Company on June 7, 2022).

99.2*	Unaudited combined financial statements of Indiana Gas Company, Inc. and Vectren Energy Delivery of Ohio, Inc. as of March 31, 2022 and for the three-month period then ended (incorporated by reference to Exhibit 99.2 of the Current Report on Form 8-K filed by the Company on June 7, 2022).

99.3**	Unaudited pro forma condensed combined financial statements of CenterPoint Energy Resources Corp. as of March 31, 2022 and for the years ended December 31, 2021, 2020 and 2019.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

*	Previously filed.
**	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY RESOURCES CORP.

Date: July 5, 2022	By:	/s/ Stacey L. Peterson
Stacey L. Peterson
Senior Vice President and Chief Accounting Officer